Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

Freedom Debt Relief, LLC (the “Company”)
Jefferies LLC (the “Structuring Agent”)
(together, the “Specified Parties”)

Re: ACHD Trust 2025-DS1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “ACHD_2025_DS1_securitization_tape_2025_11_25.csv” provided by the Company on November 25, 2025, containing information on 779,188 debt settlement fee rights (the “Debt Settlement Receivables”) as of October 31, 2025 (the “Data File”), which we were informed are intended to be included as collateral in the offering by ACHD Trust 2025-DS1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that:

–	dollar amounts were within $1.00,

–	percentages were within 0.1%,

–	dates were within 1 day,

–	Current Estimated Length of Enrollment was within 30 days, and

–
Number of Deposits Made to Date was within 1 for Selected Debt Settlement Receivables (defined below) with Frequency of Deposits of “Monthly” and 2 for Selected Debt Settlement Receivables with Frequency of Deposits of “Biweekly” or “Split.”

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

•
The term “CRM Data File” means an electronic data file entitled “ACHD-DS1-CRMDataFile.csv” provided by the Company on November 17, 2025, containing origination and servicing information on the Selected Debt Settlement Receivables as of October 31, 2025.

•
The term “Source Documents” means the CRM Data File, Debt Resolution Agreements, Origination System Screenshots, and Servicing System Screenshots provided by the Company for the Selected Debt Settlement Receivables. We make no representation regarding the validity or accuracy of these documents, or the execution of the Debt Resolution Agreement by the borrower(s).

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit B.

•	The term “Provided Information” means the Source Documents and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.
The Company instructed us to select a random sample of 250 Debt Settlement Receivables from the 700,702 Debt Settlement Receivables for which “FICO_at_Enrollment” was not greater than 850, “Number_of_Deposits_Made_by_Customer_To_Date” was greater than to 0, “Eligible_Borrowing_Base_Fees” was greater than 0, “Current_Estimated_Length_of_Enrollment” was greater than 0, “Customer_Status” was not equal to “Completed” or “Removed/Terminated,” and “Current_Active_Enrolled_Balance” was greater than 0 (the “Selected Debt Settlement Receivables”).

B.
For each Selected Debt Settlement Receivable, we compared or recomputed the specified attributes in the Data File listed in Exhibit A to or using the corresponding information included in the Source Documents, utilizing the Instructions, as applicable, listed in Exhibit A. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

We found such information to be in agreement, except as listed in Exhibit B.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion.

Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Debt Settlement Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Debt Settlement Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Debt Settlement Receivables being securitized, (iii) the compliance of the originator of the Debt Settlement Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Debt Settlement Receivables that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

2

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
November 26, 2025

3

Exhibit A

Attributes, Source Documents, and Instructions

Attribute	Attribute Name in the Data File	Source Documents / Instructions

Customer Creditor ID	customer_creditor_id	N/A; for identification purposes only.

Customer Status	Customer_Status
CRM Data File, Servicing System Screenshot

(i) If the Account Status in the CRM Data File for the corresponding Customer Creditor ID is “Active Negotiation”, “Negotiation Assist”, “Removed From Program”, or “NLLG Referred”, consider the Customer Status to be “Pre-Settlement”.

(ii) If the Account Status in the CRM Data File for the corresponding Customer Creditor ID is “Ongoing Structure”, “N&V”, “Resolved”, consider the Customer Status to be “Post-Settlement”.

(iii) For all other cases, compare the Customer Status in the Data File to the Servicing System Screenshots.

Enrollment Date	Enrollment_date	Debt Resolution Agreement, Origination System Screenshot

Original Estimated Length of Enrollment	Original_Estimated_length _of_enrollment	Debt Resolution Agreement

Current Estimated Length of Enrollment	current_estimated_length _of_enrollment
CRM Data File, Servicing System Screenshots

(i) Compare to “Months left in program” in CRM Data File corresponding to the Customer Creditor ID.

(ii) If the “Months left in program” in the CRM Data File does not agree, perform the following recomputation:

(a)   Calculate the number of days (using a 360-day year basis) between October 31, 2025, and the “Estimated Graduation Date” in the Servicing System Screenshots.

Attribute	Attribute Name in the Data File	Source Documents / Instructions

(b) Divide the result in step (a) by 30, add the “Months in Program” in the CRM Data File, and round to the nearest integer.

Category of Debt	Category_of_Debt
CRM Data File, Servicing System Screenshots

(i) If the Category of Debt in the Data File is “Unknown”, consider the information to be in agreement if the “Account Type” in the CRM Data File is “0”.

(ii) If the Category of Debt in the Data File is “Utility Services”, consider the information to be in agreement if the “Account Type” in the CRM Data File is “Disc. Services.”

(iii) If the Category of Debt in the Data File is not in agreement, compare the Category of Debt in the Data File to the Servicing System Screenshots.

Creditor Name	Creditor_Name	CRM Data File

Original Balance	Original_Enrolled_Balance	CRM Data File

Current Unpaid Balance	Current_Active_Enrolled _Balance	CRM Data File

Total Fee	Total_fee	Recompute by multiplying the Original Balance and Fee Percentage.

FICO at Enrollment	FICO_at_enrollment	CRM Data File

State	State	Debt Resolution Agreement, Servicing System Screenshots

Borrower Income	Stated_Verified_Income	Debt Resolution Agreement

Fee Percentage	Fee_percentage	Debt Resolution Agreement

Attribute	Attribute Name in the Data File	Source Documents / Instructions

Frequency of Deposits	Frequency_of_scheduled _customer_escrow_ deposits
Debt Resolution Agreement

If the Frequency of Deposits in the Data File is “Split”, consider the information to be in agreement if the Frequency of Deposits in the Debt Resolution Agreement is “Bi-Monthly”.

Number of Deposits Made to Date	Number_of_deposits_made _by_customer_to_date	CRM Data File, Servicing System Screenshots (excluding the number of deposits by wire)

Value of Deposits Made to Date	Value_of_deposits_made _by_customer_to_date	CRM Data File, Servicing System Screenshots

First Cleared Deposit Date	First_cleared_deposit_date	CRM Data File, Servicing System Screenshots

Active Settlement Amount	Active_settlement_amount	CRM Data File, Servicing System Screenshots

Active Settlement Balance	Active_settlement_enrolled _balance	CRM Data File If the Active Settlement Balance in the Data File is equal to “0”, consider the information to be in agreement if “Is Active Settlement” in the CRM Data File is equal to “0”.

Total Future Fees	Total_Future_Fees	CRM Data File, Servicing System Screenshots

Exhibit B

Exceptions

Selected Debt Settlement Receivable #	Customer Creditor ID	Attribute	Per Data File	Per Source Documents/Instructions

7	14606601	Current Estimated Length of Enrollment (months)	51	54

96	14552889	Current Estimated Length of Enrollment (months)	51	46

155	14023425	Current Estimated Length of Enrollment (months)	49	51

188	14635467	Current Estimated Length of Enrollment (months)	23	53

163	12397641	Total Future Fees ($)	405.20	127.21